Exhibit 10.26

                  AMENDED AND RESTATED SUBORDINATION AGREEMENT,
                           CONSENT AND ACKNOWLEDGMENT


         AMENDED AND RESTATED SUBORDINATION AGREEMENT, CONSENT AND ACKNOWLEDGMENT dated as of December 10, 1997, among BURLINGTON INDUSTRIES, INC., a Delaware corporation ("BII"), BURLINGTON FABRICS INC., a Delaware corporation ("BFI"), B.I. TRANSPORTATION, INC., a Delaware corporation ("BTI"), BURLINGTON APPAREL SERVICES COMPANY, a Delaware corporation ("BASC"), BURLINGTON INTERNATIONAL SERVICES COMPANY, a Delaware corporation ("BISC"), THE BACOVA GUILD, LTD., a Delaware corporation ("Bacova"); (BII, BFI, BTI, BASC, BISC and Bacova are herein referred to collectively as the "Sellers"), B.I. FUNDING, INC., a Delaware corporation (the "Company"), and WACHOVIA BANK, N.A., as agent (in such capacity, the "Agent") under the Loan Agreement (as such term, as well as all other capitalized terms, are defined or referenced below), and as Collateral Agent.

         Whereas, the Company, certain financial institutions (the "Liquidity Lenders"), Blue Ridge Asset Funding Corporation, as the commercial paper lender (the "Conduit Lender"; and together with the Liquidity Lenders, the "Lenders"), and Wachovia Bank, N.A., as Agent, have entered into that certain Loan Agreement dated as of December 10, 1997; and

         Whereas, this agreement shall supersede the Amended and Restated Subordination Agreement, Consent and Acknowledgment dated as of December 18, 1992, as amended by Amendment No. 1 dated as of August 17, 1994, (the "Old Subordination Agreement") among BFI, BII, BTI, BASC, the Company and The Bank of Nova Scotia;

         Accordingly, the parties hereto agree as follows:


                                    ARTICLE I

                            DEFINITIONS; CONSTRUCTION


         1.1. Definitions; Construction. (a) Capitalized terms used herein and not defined or referenced herein shall have the meanings assigned to such terms in Annex Z of the Loan Agreement. Unless otherwise defined herein or in Annex Z, terms used in Article 9 of the UCC are used herein as defined therein. For all purposes of this Agreement, the following terms shall have the following meanings:

         "this Agreement" shall mean this Amended and Restated Subordination Agreement, Consent and Acknowledgment as it may from time to time be amended, supplemented or otherwise modified from time to time in accordance with its terms.


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         "Senior Obligations" shall mean the Obligations (other than Obligations of the Company to any Seller or to any Affiliate of the Company or of any Seller) and the Servicing Fee.

         "Senior Parties" shall mean the Agent, the Servicer in its capacity as Servicer, the Collateral Agent and the Lenders.

         "Subordinated Debt" shall mean any obligation payable from time to time by the Company to any of the Sellers under the Subordinated Note or any Transaction Document (and any extensions, renewals, financing, refundings and replacements of all or any part of such obligations), other than the Servicing Fee.

         (b) The definitions referred to or set forth in this Article I shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles and Sections shall be deemed references to Articles and Sections of this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP.

                                   ARTICLE II

                                  SUBORDINATION

         2.1. Subordination. (a) Each of the Sellers hereby agrees that all rights of such Seller to payments of principal and interest and any other amounts in respect of the Subordinated Debt are hereby expressly subordinated, to the extent and in the manner set forth in this Article II, to the prior payment in full in cash of all Senior Obligations in accordance with the terms thereof.

         (b) Except as set forth in Article III of the Facility Agreement, no payment (whether directly or indirectly, by exercise of any right of set-off or otherwise) in respect of the Subordinated Debt, including the Subordinated Note, whether as principal, interest or otherwise, shall be made by the Company or received or accepted, directly or indirectly, by or on behalf of any Seller or any of its Affiliates unless and until all amounts (including interest accruing after the commencement of any proceeding under any bankruptcy, insolvency, receivership or similar law, regardless of whether allowed as a claim in such proceeding), however denominated, payable to the Senior Parties in respect of the Senior Obligations have been indefeasibly paid in full and received by the Senior Parties in cash and the Liquidity Commitments have terminated.

         2.2. Dissolution or Insolvency. Upon any distribution of all or any of the assets of the Company or upon any dissolution, winding up, total or partial liquidation, reorganization, adjustment, protection, relief or composition of the Company or its debts, whether in bankruptcy, insolvency, reorganization, arrangement or receivership proceedings or otherwise, or upon any


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assignment  for the benefit of creditors or any other  marshalling of the assets and liabilities of the Company, or otherwise:

         (a) the Senior Parties shall first be entitled to receive payment in full in cash of the Senior Obligations in accordance with the terms of the Senior Obligations (whenever arising) before any Seller shall be entitled to receive any payment on account of any Subordinated Debt, whether of principal, interest or otherwise; and

         (b) any payment or distribution of any kind (including cash, property, securities and any payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Subordinated Debt) in respect of the Subordinated Debt that otherwise would be payable or deliverable upon or with respect to the Subordinated Debt, directly or indirectly, by set-off or in any other manner, including from or by way of collateral, shall be paid or delivered by the Person making such payment or delivery (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) directly to the Collateral Agent on behalf of the Senior Parties for application (in the case of cash) to or as collateral (in the case of noncash property or securities) for the payment of, the Senior Obligations in accordance with Article III of the Facility Agreement, until the Senior Obligations shall have been paid in full in cash.

         2.3. Certain Amortization Events. Upon the occurrence and during the continuance of any Amortization Event under Section 9.1.7 of the Loan Agreement arising in respect of the Company:

         (a) the Collateral Agent is hereby irrevocably authorized and empowered (in its own name or in the name of the Sellers or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution of any kind (including cash, property or securities) made in respect of the Subordinated Debt and in connection with any Amortization Event referred to in this Section 2.3, and give acquittance therefor and to file claims and proofs of claim and take such other action (including enforcing any security interest or other lien securing payment of the Subordinated Debt) as the Collateral Agent (on behalf of the Senior Parties) may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of holders of the Senior Parties hereunder, provided that in the event the Collateral Agent takes such action, it shall apply all proceeds in accordance with Article III of the Facility Agreement; and

         (b) each Seller shall duly and promptly take such action as the Collateral Agent (on behalf of the Senior Parties) may request (i) to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (ii) to execute and deliver to the Collateral Agent (on behalf of the Senior Parties) such powers of attorney, assignments, or other instruments as the Collateral Agent (on behalf of the Senior Parties) may request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Subordinated Debt, and (iii) to collect and receive any and all payments or distributions which

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may be payable or deliverable upon or with respect to the Subordinated  Debt for the account of the Collateral Agent (on behalf of the Senior Parties).

         2.4. Certain Payments Held in Trust. All payments or distributions upon or with respect to the Subordinated Debt that are received by any Seller or any of its Affiliates, directly or indirectly, by set-off or in any other manner, including, without limitation, from or by way of collateral, contrary to the provisions of this Agreement, the Loan Agreement, the Facility Agreement, the Security Agreement or the Subordinated Note shall be received in trust for the benefit of the Senior Parties, shall be segregated from other funds and property held by each Seller and shall be forthwith paid over to the Collateral Agent in the form received (with any necessary endorsement or assignment) to be applied (in the case of cash) to, or held as collateral (in the case of noncash property or securities) for the payment of, the Senior Obligations until the Senior Obligations shall have been paid in full in cash. In the event that any Seller fails to make any endorsement or assignment required hereby, the Collateral Agent is hereby irrevocably authorized to make such endorsement or assignment as such Seller's attorney-in-fact.

         2.5. Subrogation. Each Seller agrees that no payment or distribution to any Senior Party pursuant to the provisions of this Agreement shall entitle any Seller to exercise any rights of subrogation in respect thereof until the Senior Obligations shall have been paid in full in cash. Each Seller agrees that the subordination provisions contained herein shall not be affected by any action, or failure to act, by any holder of Senior Obligations which results, or may result, in affecting, impairing or extinguishing any right of reimbursement or subrogation or other right or remedy of any Seller.

         2.6. Waiver of Notices, Etc. Each Seller and the Company hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Obligations and the Subordinated Debt and any requirement that any Senior Party protect, secure, perfect or insure any security interest or lien on any property subject thereto or exhaust any right or take any action against the Company or any other Person or any Collateral.

         2.7 No Security. (a) Without the prior written consent of the Collateral Agent, the Company will not give to any Person, and neither any of the Sellers nor any of their Affiliates will receive or accept, any security of any nature whatsoever in respect of the Subordinated Debt on any property or assets, whether now existing or hereafter acquired, of the Company.

         (b) BII agrees and confirms that its right to payment under the Subordinated Note is limited to the funds available therefor pursuant to the Facility Agreement and the Security Agreement, that each such payment may be made only to the extent, in the manner and at the times set forth in the Facility Agreement and the Security Agreement, and that the Subordinated Note does not represent a security or other interest in the Receivables or their proceeds.

         2.8 Subordination Legend; Further Assurances. BII will cause each instrument evidencing the Subordinated Note to be endorsed with the following legend:



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                  "The indebtedness evidenced by this instrument is subordinated to the prior payment in full of the Senior Obligations (as defined in the Subordination Agreement hereinafter referred
                  to)  pursuant   to,  and  to  the  extent   provided  in,  the
                  Subordination Agreement, Consent and Acknowledgment dated as of December 10, 1997, as amended, supplemented or otherwise modified from time to time (the "Subordination Agreement") among the maker hereof, the payee named herein and certain other parties."

Each of the Sellers will further mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Agreement and will cause all Subordinated Debt to be evidenced by an appropriate instrument or instruments endorsed with the above legend. Each of the Sellers will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable or that the Collateral Agent, on behalf of the Senior Parties, may, at any time, request, in order to protect any right or interest granted or purported to be granted hereby or to enable the Collateral Agent, on behalf of the Senior Parties, to exercise and enforce its rights and remedies hereunder.

         2.9. Representations and Warranties. Each Seller hereby represents and warrants that this Agreement constitutes such Seller's legal, valid and binding obligation, enforceable against such Seller in accordance with its terms.

                                   ARTICLE III

                  OTHER MATTERS REGARDING THE SUBORDINATED DEBT

         3.1. No Waiver. No right of the Senior Parties to enforce this Agreement shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of any of the Senior Parties, the Collateral Agent, the Company or any Seller, or by any noncompliance by the Company or any Seller with the terms, provisions and covenants herein, and the Senior Parties are hereby expressly authorized to extend, renew, increase, decrease, modify or amend the terms of the Senior Obligations or any security therefor, and to release, sell or exchange any such security and otherwise deal freely with the Company, all without notice to or consent of any Seller or any of its Affiliates hereunder and without affecting the liabilities and obligations of the parties hereto.

         3.2. Payment on Subordinated Debt and Remedies. Each of the Sellers agrees that, except upon request of the Collateral Agent, it will not ask, demand, accelerate, sue or take or receive from the Company, directly or indirectly (including from or by way of collateral), any payment of or security for all or any part of the Subordinated Debt or exercise any remedies or take any action or proceeding to enforce the same until the Senior Obligations have been paid in full in cash, and the Liquidity Commitments have terminated, and each Seller further agrees not to institute or join with any other creditors of the Company in instituting any petition commencing any bankruptcy, insolvency, reorganization, arrangement, receivership or similar


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proceeding or any assignment for the benefit of creditors  against or in respect of the Company or any other marshalling of the assets and liabilities of the Company.

         3.3. No Transfer of or Change in Subordinated Debt. Each Seller agrees that it will (a) not sell, assign, transfer, hypothecate or otherwise dispose of all or any part of the Subordinated Debt to any Person, including any of such Seller's Affiliates, (b) permit the terms of any of the Subordinated Debt to be changed in such a manner as to have an adverse effect upon the rights or interests of any Senior Party, the Agent, the Collateral Agent or the Company or
(c) subordinate any Subordinated Debt for the benefit of any other Person, in each case without the prior written consent of the Collateral Agent.

         3.4. Obligations Hereunder Not Affected. All rights and interests of the Senior Parties hereunder, and all agreements and obligations of the Sellers and the Company hereunder, shall remain in full force and effect irrespective of:

         (a) any lack of validity or enforceability of any of the Transaction Documents;

         (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any other amendment or waiver of or consent to departure from the Facility Agreement or any other Transaction Document;

         (c) any exchange, release or nonperfection of any security interest in any collateral, or any release or amendment or waiver of or consent to departure from any Transaction Document, in respect of all or any of the Senior Obligations; or

         (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company in respect of the Senior Obligations or of any Seller or the Company in respect of this Agreement.

         This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Senior Obligations or any part thereof is rescinded or must otherwise be returned by any Senior Party upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

         Each Seller hereby authorizes the Senior Parties, without notice or demand hereunder and without affecting or impairing any of the obligations of any Seller hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Senior Obligations or any part thereof or any security therefor; (b) take or hold security for the payment of the Senior Obligations and exchange, enforce, foreclose upon, waive or release any such security; (c) apply such security and direct the order or manner of sale thereof as the Senior Parties, in their sole discretion, may determine; (d) release and substitute one or more endorsers, warrantors, borrowers or other obligors; and (e) exercise or refrain from exercising any rights against any Seller, the Company or any other Person and otherwise deal freely with the Company.



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         3.5.  Reaffirmation  of  Representations  and  Warranties.  Each Seller
reaffirms and repeats, on and as of the Effective Date, its respective representations and warranties contained in any of the Purchase Documents (as in
effect  on  the  Effective   Date  after  giving  effect  to  all   transactions
contemplated by the Transaction Documents to occur on the Effective Date), and agrees that the Senior Parties may rely on such representations and warranties as though set forth herein in full.

         3.6. Covenants. (a) Each Seller agrees for the benefit of the Senior Parties to perform punctually and comply fully with its respective obligations under the Purchase Documents and agrees that the covenants and indemnities made in favor of the Company in the Transaction Documents shall be deemed made in favor of each of the Senior Parties.

         (b) Each Seller shall comply with all requests, demands or directions of the Collateral Agent given in accordance with the pursuant to the Facility Agreement, the Security Agreement, the Loan Agreement and any Purchase Documents to the same extent as such Seller would have been obligated to comply with such requests, demands or directions if they had been given by the Company.

         (c) BII covenants and agrees that it will not permit the Company's existence to be terminated or permit the Company to be dissolved, wound-up or liquidated at any time prior to the fifth anniversary of the first date, following the Amortization Commencement Date on which (a) no Senior Obligations are due and payable and (b) the Liquidity Commitments have been terminated. The Sellers covenant and agree that the indemnification obligation of the Sellers to the Company contained in Section 7.01(k) of the Purchase Agreement shall not be terminated by the Sellers or the Company and shall survive until such fifth anniversary.


                                   ARTICLE IV

                           CONSENT AND ACKNOWLEDGMENT

         4.1. Collateral. Each Seller acknowledges, consents to and approves the assignment of, and the grant of a security interest in, the Collateral in the manner and for the purposes contemplated by the Security Agreement including, without limitation, the assignment to the Collateral Agent by the Company of all rights, remedies, powers, privileges and claims of the Company against such Seller, as the case may be, under or with respect to, and all of the Company's right, title and interest in, to and under, the Purchase Documents. Each Seller acknowledges, consents to and approves the terms and conditions and procedures specified in the Facility Agreement and the Security Agreement with respect to the deposit and application of the Collections and of funds in the Lockbox Accounts, the Concentration Account, the Collection Deposit Account and the Collection Account "B".

         4.2. Application of Assigned Monies. Each Seller acknowledges and agrees that, until the Security Agreement is terminated, all monies and other cash proceeds due and to become due


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to the Company under or in connection with the Purchase  Documents shall be paid directly to the Collateral Agent at such times as such Seller shall be obligated to remit such amounts to the Company pursuant to any such document.


                                    ARTICLE V

                                  MISCELLANEOUS

         5.1. Notices. Unless otherwise provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied or sent by United States mail and shall be deemed to have been given when delivered in Person, receipt of telecopy or four Business Days after depositing it in the United States mail, registered or certified, with postage prepaid and properly addressed; provided that notices to the Agent or the Collateral Agent shall not be effective until received by such Agent or the Collateral Agent. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be:

         (a) if to the Company, to it at 2775 Highway 40, Suite 522, P.O. Box 1449, Verdi, Nevada 89439-1449, Attention of General Counsel;

         (b) if to a Seller, to it at its address set forth in Schedule VI to the Purchase Agreement; and

         (c) if to the Agent or the Collateral Agent, to it at 191 Peachtree Street, GA-423, Atlanta, Georgia 30303, Attention: Deborah Williams, Asset Backed Finance.

         5.2. Survival of Agreement. All covenants, agreements, representations and warranties made by the Company and each Seller herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by each of the Senior Parties and shall survive the execution and delivery of the Transaction Documents, regardless of any investigation made by the Senior Parties or on their behalf, and shall continue in full force and effect as long as any Senior Obligation is outstanding and unpaid and so long as the Liquidity Commitments have not been terminated; provided that the covenants contained in
Section 3.6(c) hereof shall survive until the fifth anniversary after the first date, following the Amortization Commencement Date, on which (a) no Senior Obligations are due and payable and (b) the Liquidity Commitments have been terminated.

         5.3. Binding Effect. This Agreement shall become effective when it shall have been executed by the Company, each Seller, the Agent and the Collateral Agent and thereafter shall be binding upon and inure to the benefit of the Company, each Seller, the Agent, the Collateral Agent and the Lenders and their respective successors and assigns, except that neither the Company nor any Seller shall have the right to assign or delegate its rights or duties hereunder.


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         5.4. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         5.5. Waivers; Amendment. (a) No failure or delay of the Agent or the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuation of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent and the Collateral Agent hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Company or any Seller therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances. No failure to exercise nor any delay in exercising on the part of the Agent or the Collateral Agent, any right, power or privilege under this Agreement, shall operate as a waiver thereof; further, no single or partial exercise of any right, power or privilege under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Company, the Sellers, the Agent and the Collateral Agent. Each Senior Party shall be bound by any waiver, amendment or modification authorized by this Section.

         5.6. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRAIL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

         Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section.

         5.7. Specific Performance. The Agent and the Collateral Agent are hereby authorized to demand specific performance of this Agreement, whether or not the Company shall have complied with any of the provisions hereof applicable to it, at any time when any Seller shall have failed to comply with any of the provisions of this Agreement applicable to it. Each Seller hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.



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         5.8.  Severability.  In the  event  any one or  more of the  provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         5.9. Headings. Section headings, included herein for convenience of reference only, shall not constitute a part of this Agreement for any purpose or be given any substantive effect.

         5.10. Jurisdiction; Consent to Service of Process. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE COMPANY OR ANY SELLER WITH RESPECT TO THIS AGREEMENT OR ANY SENIOR OBLIGATION MAY BE BROUGHT IN ANY STATE OR (TO THE EXTENT PERMITTED BY LAW) FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT THE COMPANY AND EACH SELLER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. THE COMPANY AND EACH SELLER DESIGNATES AND APPOINTS CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NEW YORK 10019, AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY THE COMPANY IRREVOCABLY AGREEING IN WRITING TO SERVE, AS ITS AGENT TO RECEIVE ON ITS BEHALF, SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY THE COMPANY AND EACH SELLER TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO THE COMPANY AND EACH SELLER SO SERVED AT ITS ADDRESS PROVIDED IN THE APPLICABLE SIGNATURE PAGE HERETO, EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY THE COMPANY OR ANY SELLER REFUSES TO ACCEPT SERVICE, THE COMPANY AND EACH SELLER HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY PARTICIPANT TO BRING PROCEEDINGS AGAINST THE COMPANY OR ANY SELLER IN THE COURTS OF ANY OTHER JURISDICTION.




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



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date first above written.

                                             B.I. FUNDING, INC.


                               By:        /s/Mary Ellen Ramsayer
                              Name:          Mary Ellen Ramsayer
                             Title:          Assistant Secretary


                                             BURLINGTON INDUSTRIES, INC.


                               By:        /s/Lynn L. Lane
                              Name:          Lynn L. Lane
                             Title:          Vice President, Treasurer
                                             and Investment Relations


                                             BURLINGTON FABRICS INC.


                               By:        /s/Lynn L. Lane
                              Name:          Lynn L. Lane
                             Title:          Vice President and Treasurer


                                             B.I. TRANSPORTATION, INC.


                               By:        /s/Lynn L. Lane
                              Name:          Lynn L. Lane
                             Title:          Vice President and Treasurer



                                             BURLINGTON APPAREL SERVICES
                                             COMPANY


                               By:        /s/Lynn L. Lane
                              Name:          Lynn L. Lane
                             Title:          Vice President and Treasurer

                                             BURLINGTON INTERNATIONAL
                                             SERVICES COMPANY


                               By:        /s/Lynn L. Lane
                              Name:          Lynn L. Lane
                             Title:          Vice President and Treasurer



                                             THE BACOVA GUILD, LTD.


                               By:        /s/Lynn L. Lane
                              Name:          Lynn L. Lane
                             Title:          Vice President and Treasurer



Acknowledged and Agreed to as of this 10th day of December:

The Bank of Nova Scotia,
as Liquidity Agent, Managing Agent
and Collateral Agent as described
in the Old Subordination Agreement


By:         /s/W.E. Zarrett
Name:          William E. Zarrett
Title:         Senior Relationship Manager





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